SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 23, 2004

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26299	77-0439730
(Commission File Number)	(I.R.S. Employer Identification Number)

807 11th Ave Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

(650) 390-1000

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS.

On January 23, 2004, Ariba, Inc., a Delaware corporation (“Ariba”), Fleet Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Ariba, and FreeMarkets, Inc., a Delaware corporation (“FreeMarkets”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) providing for the business combination of Ariba and FreeMarkets through the merger of Fleet Merger Corporation with and into FreeMarkets and thereafter the merger of FreeMarkets with and into Ariba, both steps of which will occur as part of a single integrated plan (the “Merger”). Pursuant to the Merger Agreement, each share of common stock of FreeMarkets issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $2.00 in cash and 2.25 shares of the common stock of Ariba.

Consummation of the Merger is subject to certain conditions, including (i) approval of the transaction by the stockholders of Ariba and FreeMarkets and (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Ariba also announced that it would seek the consent of its stockholders to effect a reverse stock split.

Ariba and FreeMarkets issued a joint press release announcing the pending Merger on January 23, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference in its entirety. A copy of the form of Voting Agreement entered into between Ariba and certain stockholders of FreeMarkets is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety. A copy of the form of Voting Agreement entered into between FreeMarkets and certain stockholders of Ariba is attached hereto as Exhibit 99.3 and is incorporated by reference in its entirety.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization among Ariba, Inc., Fleet Merger Corporation, and FreeMarkets, Inc., dated as January 23, 2004.

99.1	Press release, dated January 23, 2004 (incorporated herein by reference to Exhibit 99.1 of Form 8-K filed by Registrant with the Securities and Exchange Commission on January 23, 2004).

99.2	Form of Voting Agreement between Ariba, Inc. and certain stockholders of FreeMarkets, Inc.

99.3	Form of Voting Agreement between FreeMarkets, Inc. and certain stockholders of Ariba, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: February 2, 2004	By:	/S/ JAMES W. FRANKOLA

James W. Frankola Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger and Reorganization among Ariba, Inc., Fleet Merger Corporation, and FreeMarkets, Inc., dated as January 23, 2004.

99.1	Press release, dated January 23, 2004 (incorporated herein by reference to Exhibit 99.1 of Form 8-K filed by Registrant with the Securities and Exchange Commission on January 23, 2004).

99.2	Form of Voting Agreement between Ariba, Inc. and certain stockholders of FreeMarkets, Inc.

99.3	Form of Voting Agreement between FreeMarkets, Inc. and certain stockholders of Ariba, Inc.